EXHIBIT 10.1
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             AMENDED AND RESTATED REIMBURSEMENT AGREEMENT


     THIS AMENDED AND RESTATED REIMBURSEMENT AGREEMENT ("Agreement"), dated as of the 31st day of August, 2002, is made and entered into by and between COOLSAVINGS, INC., a Delaware corporation (the "Company") and LANDMARK COMMUNICATIONS, INC., a Virginia corporation ("Landmark").



                               RECITALS:

     A. The Company has entered into real property leases described on ANNEX I (each, a "Lease" and collectively, the "Leases") with each of the lessors referenced on ANNEX I (the "Lessors");

     B. Under each Lease, the Company is required to maintain a letter of credit in the amount indicated for such Lease on ANNEX I (each, a "Letter of Credit" and collectively, the "Letters of Credit");

     C. Initially, the Company obtained the Letters of Credit from American National Bank and Trust Company of Chicago ("ANB");

     D. On August 21, 2002, ANB notified the Company that it was in default under that certain Forbearance and Reaffirmation Agreement dated June 15, 2001, as amended (the "Default") and that the corresponding loan (the "ANB Loan") would be accelerated if the Default was not cured;

     E. Because ANB will not renew the Letters of Credit beyond December 31, 2002, the Company desires to cure the Default by paying off the ANB Loan and replacing the ANB Letters of Credit with new Letters of Credit;

     F. The Company desires that Landmark apply to Wachovia Bank, N.A. ("Wachovia") to obtain new Letters of Credit for the Company's benefit (such Letters of Credit, as described on ANNEX I, the "Wachovia Letters of Credit"), and Landmark is willing to apply for the Wachovia Letters of Credit for the Company's benefit subject to, among other things, the Company's agreement to (i) reimburse Landmark for all amounts that Landmark is required to pay Wachovia under its Continuing Letter of Credit Agreement related to the Wachovia Letters of Credit (the "Bank Agreement"), including, without limitation, amounts that Landmark is required to reimburse Wachovia in connection with draws made on the Wachovia Letters of Credit and (ii) secure such obligation with a lien on all of its assets;

     G. In furtherance of the Company's agreements with Landmark, the Company executed that certain letter dated August 30, 2002 (the
"Reimbursement Letter Agreement") and that certain Third Amendment to Amended and Restated Senior Secured Loan and Security Agreement (the "Amendment to Senior Secured Loan and Security Agreement"); and

     H. The parties now desire to enter into this Agreement to amend and restate the Reimbursement Letter Agreement on the terms set forth below.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



                               ARTICLE 1

                              DEFINITIONS


     Section 1.1 DEFINED TERMS. In addition to the words and terms defined above, the following terms when used herein shall have the following respective meanings:

     "Affiliate" means, as to any Person, (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, twenty percent (20%) or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise.

     "Agreement" means this Reimbursement Agreement, as the same may be amended, modified, supplemented or restated from time to time.

     "Bankruptcy Code" means Title 11 of the United States Code, as amended, and any successor statute or statutes having substantially the same function.

     "Business Day" means any day on which the offices of Landmark are open for business.

     "Chicago Lease" means the "Chicago Lease" described on ANNEX I.

     "Chicago Letter of Credit" means the Wachovia Letter of Credit related to the Chicago Lease.

     "Chicago Reimbursement Note" means the promissory note attached hereto as EXHIBIT A, which is further evidence of the Company's reimbursement obligations to Landmark with respect to the Wachovia Letter of Credit related to the Chicago Lease.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor federal tax code. Any reference to any provision of the Code shall also include the income tax regulations promulgated thereunder, whether final, temporary or proposed.

     "Collateral" means the "Collateral" described in the Senior Secured Loan and Security Agreement.

     "Default" means any event that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     "Demand Interest Rate" has the meaning given such term in Section
2.4(b).

     "Drawdown Advances" has the meaning given such term in Section
2.4(a).








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


     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated thereunder.

     "Event of Default" means any of the events specified in Section 5.1 hereof.

     "Generally Accepted Accounting Principles" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants, consistently applied and maintained on a consistent basis for the Company throughout the period indicated and consistent with the financial practice of the Company after the date hereof; PROVIDED, HOWEVER, that, in the event that changes in Generally Accepted Accounting Principles shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Company's certified public accountants, to the extent that such changes would modify accounting terms used in this Agreement or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date this Agreement shall have been amended to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

     "Initial Expiration Date" means the "Initial Expiration Date" reflected on ANNEX I for each Wachovia Letter of Credit.

     "Lien" means any interest in property securing an obligation owed to, or claim by, a Person other than the owner of such property, whether such interest arises by virtue of contract, statute or common law, including but not limited to the lien or security interest arising from a mortgage, security agreement, pledge, lease, conditional sale, consignment or bailment for security purposes or from attachment, judgment or execution. The term "Lien" shall include any easements, covenants, restrictions, conditions, encroachments, reservations, rights-of-way, leases and other title exceptions and encumbrances affecting real property. For the purpose of this Agreement, the Company shall be deemed to own, subject to a Lien, any proceeds of a sale with recourse of accounts receivable, any asset leased under any "sale and lease back" or similar arrangement and any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

     "Material Adverse Effect" or "Material Adverse Change" means a material adverse effect upon, or a material adverse change in, any of (i) the financial condition, operations, business, or properties of the Company, taken as a whole; (ii) the ability of the Company to perform under this Agreement or any Related Document in any material respect or any other material contract to which it is a party in any material respect; (iii) the legality, validity or enforceability of this Agreement or any Related Document; or (iv) the perfection or priority of the Liens of Landmark granted under this Agreement or any Related Document or the rights and remedies of Landmark under this Agreement or any Related Document (other than a change resulting from any act or omission by Landmark).

     "New York Lease" means the "New York Lease" described on ANNEX I.

     "New York Letter of Credit" means the Wachovia Letter of Credit related to the New York Lease.

     "New York Reimbursement Note" means the promissory note attached hereto as EXHIBIT B, which is further evidence of the Company's reimbursement obligations to Landmark with respect to the Wachovia Letter of Credit related to the New York Lease.







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


     "Outside Termination Date" means the "Outside Termination Date" reflected on ANNEX I for each of the Wachovia Letters of Credit (which date corresponds to the last date that the Lease applicable to such Letter of Credit requires such security).

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Reimbursement Documents" means this Amended and Restated
Reimbursement Agreement and the Related Documents.

     "Reimbursement Notes" means collectively the Chicago Reimbursement Note, the New York Reimbursement Note and the San Francisco Reimbursement Note.

     "Reimbursement Obligations" means any one or more of the obligations of the Company to Landmark under this Agreement and the Related Documents, including but not limited to the obligations specified in Section 2.3 and
Section 2.4 of this Agreement.

     "Related Documents" means the Reimbursement Notes, the Security Documents and any other instrument, document, agreement or certificate relating thereto or otherwise executed and delivered in connection herewith.

     "San Francisco Lease" means the "San Francisco Lease" described on
ANNEX I.

     "San Francisco Letter of Credit" means the Wachovia Letter of Credit related to the San Francisco Lease.

     "San Francisco Reimbursement Note" means the promissory note attached hereto as EXHIBIT C, which is further evidence of the Company's reimbursement obligations to Landmark with respect to the Wachovia Letter of Credit related to the San Francisco Lease.

     "Security Documents" means this Amended and Restated Reimbursement Agreement, the Senior Secured Loan Documents and all Uniform Commercial Code financing statements filed to perfect interests granted hereunder or under any Related Document.

     "Senior Secured Loan and Security Agreement" means the Amended and Restated Senior Secured Loan Agreement dated July 30, 2001, as amended.

     "Senior Secured Loan Documents" means the "Loan Documents" as defined in the Senior Secured Loan and Security Agreement.

     "Solvent" means as to any Person on any particular date, that such Person (i) does not have unreasonably small capital to carry on its business as now conducted and as presently proposed to be conducted, (ii) is able to pay its debts as they become due in the ordinary course of business, and (iii) has assets with a present fair saleable value greater than its total stated liabilities and identified contingent liabilities, including any amounts necessary to satisfy preferential rights of shareholders.

     SECTION 1.2 ACCOUNTING TERMS. Any accounting terms used in this Agreement that are not specifically defined shall have the meanings customarily given them in accordance with Generally Accepted Accounting Principles.

     SECTION 1.3 SINGULAR/PLURAL. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.




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


     SECTION 1.4 OTHER TERMS. All other terms contained in this Agreement shall, when the context so indicates, having the meanings provided for by the Uniform Commercial Code of the Commonwealth of Virginia to the extent the same are used or defined therein.



                               ARTICLE 2

                  THE WACHOVIA LETTERS OF CREDIT AND
                     REIMBURSEMENT BY THE COMPANY


     SECTION 2.1 AGREEMENT TO OBTAIN WACHOVIA LETTERS OF CREDIT. Subject to the terms and conditions hereinafter set forth, for the Company's benefit, Landmark is contemporaneously herewith applying to Wachovia for the Wachovia Letters of Credit.

     SECTION 2.2 TERM OF LETTERS OF CREDIT; EXTENSIONS; CANCELLATION OR REPLACEMENT.

     (a) Each of the Wachovia Letters of Credit is scheduled to expire on the Initial Expiration Date indicated on ANNEX I, except for the New York Letter of Credit, which will automatically renew annually until April 30, 2005, unless cancelled prior to each applicable renewal date.
The Company acknowledges and agrees that Landmark is under no obligation to request Wachovia to renew any of the Wachovia Letters of Credit (and any renewal would only be at the amount then required under the applicable Lease) or refrain from cancelling any of them, including the New York Letter of Credit, and may refuse to do so in its sole discretion and regardless of its course of dealings with the Company or other circumstances. Without limiting the foregoing, Landmark, in its sole discretion and regardless of its course of dealings with the Company or other circumstances, may at any time take such steps as it deems necessary to cancel any or all of the Wachovia Letters of Credit, including the New York Letter of Credit, at the then applicable succeeding renewal date (provided, unless an Event of Default has occurred, Landmark agrees to provide the Company not less than ninety (90) days notice if it will request Wachovia to cancel any Letter of Credit and, provided, further, Landmark agrees to use reasonable efforts to send the Company copies of all notices sent by Landmark to Wachovia with respect to such cancellation).
If not sooner cancelled, each Wachovia Letter of Credit will terminate on its Outside Termination Date.

     (b) At the request of the Company, any or all of the Wachovia Letters of Credit may be cancelled or replaced at any time without penalty upon satisfaction of all of the following conditions:

           (i) The Company shall have given not less than twenty (20) days prior written notice to Landmark that the Company desires to cancel or replace the applicable Letter of Credit; and

           (ii) The applicable Letter of Credit shall have been returned to Wachovia for cancellation.

     (c) No expiration, cancellation or replacement of a Wachovia Letter of Credit or satisfaction by Landmark of its obligations under the Bank Agreement with respect to such Letter of Credit shall in any way discharge any Reimbursement Obligations related to such Letter of Credit arising out of Drawdown Advances made prior to the date that such Wachovia Letter of Credit is completely terminated.

     SECTION 2.3 FEES RELATING TO THE WACHOVIA LETTERS OF CREDIT.

     The Company hereby agrees to reimburse Landmark for all incremental fees charged by Wachovia to Landmark with respect to the Wachovia Letters of Credit, including, without limitation, any origination and/or maintenance fees, and any and all other fees, penalties, interest and charges incurred under the Bank Agreement (collectively, the "L/C Costs").

     SECTION 2.4 REIMBURSEMENT OF OBLIGATIONS RELATED TO WACHOVIA LETTERS OF CREDIT.

     (a) The Company hereby agrees to immediately pay to Landmark (in immediately available funds in United States currency), after and on the same Business Day as Landmark is required to pay Wachovia, all amounts that Landmark is required to pay Wachovia under the Bank Agreement, including, without limitation, all amounts that Landmark is required to reimburse Wachovia in connection with amounts drawn and paid under the Wachovia Letters of Credit (all such amounts, "Drawdown Advances") and L/C Costs (collectively, the "Letter of Credit Obligations").

     (b) If the Company fails to pay to Landmark any amount when due under this Agreement, interest shall accrue on any and all such amounts at the rate of seven percent (7%) per annum. Any amounts outstanding that shall have been demanded by Landmark and not paid shall bear interest from and after the date of such applicable demand at the rate of ten percent (10%) per annum (the "Demand Interest Rate"), increasing monthly by an annual rate which is one (1) percentage point above the then current Demand Interest Rate for each month that any such amounts remain overdue (e.g., 11%, 12%, etc. for each successive month). Interest on the unpaid balance shall accrue and be compounded monthly until the obligation of the Company, with respect to the payment of such interest, has been discharged (whether before or after judgment). Notwithstanding the foregoing, the effective annual rate of interest (including the Demand Interest Rate) shall not exceed a maximum annual rate of twenty-four percent (24%) or the maximum annual rate permitted by law, whichever is less. Interest shall be computed on the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. The Company hereby agrees to pay such accrued interest to Landmark upon demand.

     (c) The Company's obligations hereunder shall not terminate until all of the Wachovia Letters of Credit have been terminated and all of the Company's Reimbursement Obligations have been paid and satisfied in full.

     (d) Contemporaneously herewith and as further evidence of the Company's Reimbursement Obligations, the Company has made and delivered to Landmark the Reimbursement Notes, each of which corresponds to the Company's Reimbursement Obligations to Landmark with respect to a Wachovia Letter of Credit: the Chicago Reimbursement Note is further evidence of the Company's Reimbursement Obligations related to the Chicago Letter of Credit; the New York Reimbursement Note is further evidence of the Company's Reimbursement Obligations related to the New York Letter of Credit; and the San Francisco Reimbursement Note is further evidence of the Company's Reimbursement Obligations related to the San Francisco Letter of Credit. The maximum face amount of each Reimbursement Note equals the maximum amount payable with respect to the corresponding Wachovia Letter of Credit. The Company hereby authorizes Landmark to record on the schedule attached to each Reimbursement Note (or any continuation thereof) the amount of all applicable Drawdown Advances (or deemed Drawdown Advances, upon the occurrence of an Event of Default), the date such Drawdown Advance is made and the amount of each payment or prepayment, if any, received by Landmark; provided, however, that any failure by Landmark to make any such record shall not limit, modify or affect the obligations of the Company hereunder or under the Reimbursement Note.







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


     SECTION 2.5 FORM AND PLACE OF PAYMENTS; COMPUTATION OF INTEREST. All payments by the Company to Landmark hereunder shall be made in lawful currency of the United States and in immediately available funds at Landmark's principal office, which at the date hereof is located at 150 W. Brambleton Avenue, Norfolk, Virginia 23510. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, and any interest payable thereof shall be payable for such extended time at the specified rate. All interest (including, without limitation, interest on Drawdown Advances) and fees hereunder shall be computed on the basis of the actual number of days elapsed over a 360-day year and shall include the first day but exclude the last day of the relevant period.

     SECTION 2.6 PRIORITY OF PAYMENTS. All payments received from the Company shall be applied, at the option of Landmark, first in payment of any costs and expenses of Landmark due pursuant to this Agreement or the Security Documents, second in payment of the L/C Costs, third in payment of interest on the Company's reimbursement obligations, and fourth in payment of the Company's reimbursement obligations related to Drawdown Advances.



                               ARTICLE 3

           OBLIGATIONS ABSOLUTE, REINSTATEMENT AND SECURITY

     SECTION 3.1 OBLIGATIONS ABSOLUTE, UNCONDITIONAL AND IRREVOCABLE. The obligations of the Company under this Agreement and the Related Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof and thereof, under all circumstances whatsoever, irrespective of any of the following circumstances:

     (a) any lack of validity or enforceability of this Agreement, any Wachovia Letter of Credit, any Lease or any of the other Related Documents;

     (b) any amendment or waiver of or any consent to departure from this Agreement, any Wachovia Letter of Credit, any Lease or all or any of the other Related Documents (except to the extent such amendment or waiver or consent expressly relieves the Company of an obligation under this Agreement);

     (c) the existence of any claim, setoff, defense or other rights which the Company or any other Person may have at any time against any beneficiary of any Wachovia Letter of Credit (or any Person for whom any such beneficiary may be acting), Landmark, or any other Person, whether in connection with this Agreement, any Wachovia Letter of Credit or any of the other Related Documents or any unrelated transaction;

     (d) any statement or any other document presented under any Wachovia Letter of Credit proves to be forged, fraudulent or invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (e) payment by Wachovia under any Wachovia Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit; and

     (f) any other circumstances or happening whatsoever whether or not similar to any of the foregoing.

     Nothing contained herein shall act as a waiver of any rights or claims the Company may have against Landmark or any other party listed in
Section 3.1(c) above.






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


     SECTION 3.2 REINSTATEMENT. If any consideration transferred to Landmark in payment of, or as collateral for, or in satisfaction of the Reimbursement Obligations shall be voided in whole or in part as a result of (a) a subsequent bankruptcy or insolvency proceeding, (b) any forfeiture or in rem seizure action or remedy, (c) any fraudulent transfer or preference action or remedy, or (d) any criminal or equitable proceeding or remedy, then Landmark may at its option recover the Reimbursement Obligations or the consideration so voided from the Company. In such event, Landmark's claim to recover the voided consideration shall be a new and independent claim arising under the Agreement, and shall be due and payable immediately by the Company.

     SECTION 3.3 SECURITY. The Company's Reimbursement Obligations hereunder are secured by a lien on all of the Company's assets as provided under the Amendment to Senior Secured Loan and Security Agreement.



                               ARTICLE 4

               REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Company hereby represents, warrants and covenants as follows:

     SECTION 4.1 INCORPORATED TERMS. The Company hereby (i) incorporates by this reference all representations, warranties and covenants made by the Company to Landmark under Articles 3, 4 and 5 of the Senior Secured Loan and Security Agreement as if such representations, warranties and covenants were set out in full (including all corresponding terms and all representations, warranties and covenants incorporated by reference under
Section 3.7 of the Senior Secured Loan and Security Agreement), (ii) represents and warrants that, except as set forth on SCHEDULE 4.1 attached hereto, all of such representations and warranties are true, correct and complete as of the date hereof as though made on and as of the date hereof and will be true, correct and complete on each date that any Drawdown Advance is made, (iii) certifies that, except as set forth on SCHEDULE 4.1, the Company has performed and complied with all such covenants that are required to be performed by it prior to the date hereof and will have performed and complied with all such covenants on each date that any Drawdown Advance is made (and any of the other covenants that are required to be performed by it prior to such date), and (iv) acknowledges that all such representations, warranties and covenants shall continue in full force and effect regardless of any survival limitation made applicable under the Senior Secured Loan and Security Agreement (or the Securities Purchase Agreement referenced therein).

     SECTION 4.2 DUE ORGANIZATION. The Company presently is and shall hereafter remain in good standing as a corporation in its state of formation and is and shall hereafter remain duly qualified and in good standing in every other state in which, by reason of the nature or location of the Company's assets or operation of the Company's business, such qualification may be necessary and the failure to be so qualified would have a Material Adverse Effect on the Company or its businesses.

     SECTION 4.3 CORPORATE AUTHORIZATION. The Company has all requisite corporate power and authority to execute and deliver to Landmark all and each of the Reimbursement Documents to which the Company is a party, and has and will hereafter retain all requisite corporate power to perform all and singular of the Reimbursement Obligations.

     SECTION 4.4 ENFORCEABILITY. The Reimbursement Documents have been duly executed and delivered by the Company and are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.






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


     SECTION 4.5 CONSENTS AND APPROVALS; NO VIOLATIONS. The execution and delivery of the Reimbursement Documents and the consummation of the transactions contemplated hereby and thereby will not: (a) violate or conflict with any provision of the Charter or bylaws of the Company; or (b) breach, violate or constitute a material event of default (or an event which with the lapse of time or the giving of notice or both would constitute a material event of default) under, give rise to any right of termination, cancellation, modification or acceleration under, or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which the Company is a party, or by which the Company or any of its properties or assets may be bound, or result in the creation of any material lien, claim or encumbrance or other right of any third party of any kind whatsoever upon the properties or assets of the Company pursuant to the terms of any such instrument or obligation (other than any breach, violation or default that has been expressly waived in connection herewith) and other than any liens granted pursuant to the Reimbursement Documents.

     SECTION 4.6 TITLE TO PROPERTIES; SECURITY INTEREST. The Company has good and valid title to all personal property, tangible or intangible, which the Company purports to own and which is pledged under the Security Documents, including the properties reflected on the most recent balance sheet included in the Company's securities filings or acquired after the date thereof (other than properties and assets sold or otherwise disposed of in the ordinary course of business and consistent with past practice since such time, free and clear of any claims, liens, pledges, security interests or encumbrances of any kind whatsoever, except those in favor of Landmark, subject only to the prior security interests granted to ANB (which is being released in connection with the issuance of the Wachovia Letters of Credit) and Midwest Guaranty Bank (solely with respect to equipment leases). The security interests granted to Landmark in the Collateral constitute valid and perfected security interests in the Collateral.

     SECTION 4.7 FIRST PRIORITY LIENS. This Agreement, together with the Security Documents, creates a valid, perfected, first-priority security interests in the Collateral, in each case enforceable against the Company and securing the payment of all obligations purported to be secured thereby, subject only to the prior security interests granted to ANB (which is being released in connection with the issuance of the Wachovia Letters of Credit) and Midwest Guaranty Bank (solely with respect to equipment leases).



                               ARTICLE 5

                      EVENTS OF DEFAULT; REMEDIES

     SECTION 5.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

     (a) The Company shall fail to pay when due any amount payable under this Agreement;

     (b) The Company shall fail to observe or perform any covenant, restriction or agreement contained in this Agreement and not described in
Section 5.1(a) above for thirty (30) days after receipt by the Company of written notice from Landmark;

     (c) Any representation, warranty, certification or statement made or deemed made by the Company in ARTICLE 4 of this Agreement, in any Related Document, or in any certificate, financial statement or other document delivered pursuant to this Agreement or any Related Document shall prove to have been incorrect in any material respect when made or deemed made;



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


     (d) A default or event of default as defined in any Related Document shall occur and be continuing beyond any applicable cure period;

     (e) A default or event of default as defined in any agreement between the Company and Landmark, other than any Related Document, shall occur and be continuing beyond any applicable cure period, or if no cure period is specified in such an agreement, beyond five (5) business days after receipt by the Company of written notice from Landmark for any monetary default and thirty (30) days after receipt by the Company of written notice from Landmark for any nonmonetary default (excepting the defaults described in SCHEDULE 4.1, the "Existing Defaults", if and only to the extent such Existing Defaults have occurred prior to the date hereof as a result of events occurring prior to the date hereof, and provided in no event shall such exception be deemed or construed to except an Event of Default that arises under any of Sections 5.1(a) through (d) or Sections 5.1(f) through (l));

     (f) The occurrence of any default or event of default on the part of the Company (including specifically, but without limitation, defaults due to non-payment) beyond any applicable cure period under (i) any Lease or (ii) any agreement, document or instrument pursuant to which the Company has incurred any indebtedness for money borrowed in excess of $50,000, which default would permit acceleration of such indebtedness, unless acceleration is waived;

     (g) The Company (i) files a petition for relief under the Bankruptcy Code or any other insolvency law or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (ii) takes any action to authorize or effect any of the foregoing actions, (iii) generally fails to pay, or admits in writing its inability to pay, its debts as such debts become due; (iv) shall apply for, seek or consent to, or acquiesce in, the appointment of a custodian, receiver, trustee, examiner, liquidator or similar official for it or for any material portion of its assets; (v) benefits from or is subject to the entry of an order for relief under any bankruptcy or insolvency law; or (vi) makes an assignment for the benefit of creditors;

     (h) Failure of the Company, within sixty (60) days after the commencement of any proceeding against it seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to have such proceeding dismissed, or to have all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or failure of the Company within sixty (60) days after the appointment, without the consent or acquiescence of the Company, of any custodian, receiver trustee, examiner, liquidator or similar official for it or for any material portion of its assets, to have such appointment vacated;

     (i) The Company ceases to be Solvent, or ceases to conduct its business substantially as now conducted or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs;

     (j) The entry of one or more judgments or orders for the payment of money in excess of $50,000 in the aggregate against the Company not covered by insurance and such judgment(s) or order(s) shall continue unsatisfied and unstayed for a period of thirty (30) days;

     (k) The issuance of a writ of execution, attachment or similar process against the Company or any of its assets, which shall not be dismissed, stayed, discharged or bonded within thirty (30) days;

     (l) A notice of lien, levy or assessment in excess of $50,000 is filed of record with respect to all or any portion of the assets of the Company by the United States, or any department, agency or instrumentality thereof, or by any other governmental authority, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts in excess of $50,000 owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Company in each case and the same is not satisfied, released, discharged or bonded within thirty (30) days after the same becomes a lien or encumbrance or, in the case of ad valorem taxes, prior to the last day when payment may be made without material penalty;

     SECTION 5.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default:

     (a) ACCELERATION OF INDEBTEDNESS. The Reimbursement Notes, as well as all Letter of Credit Obligations and other Reimbursement Obligations, shall, at Landmark's option and in its sole discretion, become due and payable immediately without demand or notice to the Company or if contingent, may be treated by Landmark as due and payable for the maximum face amount. Alternatively, but without limiting the foregoing, if an Event of Default occurs prior to a Drawdown Advance or Wachovia otherwise requesting reimbursement under the Bank Agreement, Landmark may, at its option, require the Company to deposit with Landmark a cash sum equal to the maximum face amount of the Reimbursement Notes as additional cash collateral for the Reimbursement Obligations; such funds so deposited shall bear no interest, may be mingled with general funds of Landmark and shall be applied to reimburse all Drawdown Advances thereafter made.

     (b) RIGHT OF SET-OFF. Landmark may, and is hereby authorized by the Company, at any time and from time to time, to the fullest extent permitted by applicable laws, without advance notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and any other indebtedness at any time owing by, Landmark or any of its Affiliates, to or for the credit or the account of the Company against any or all of the obligations of the Company under this Agreement now or hereafter existing, whether or not such obligations have matured. Landmark agrees promptly to notify the Company after any such set-off or application, PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

     (c) RIGHTS UNDER SECURITY DOCUMENTS. Landmark may, in its sole discretion, pursue all remedies available to it by contract, including, but not limited to, its rights under the Security Documents.

     (d) RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER, ETC. The enumeration of Landmark's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by Landmark of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under any Related Documents or under any other agreement between the Company and Landmark or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of Landmark in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Company and Landmark or their agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Related Documents or to constitute a waiver of any Event of Default.

                               ARTICLE 6

                             MISCELLANEOUS

     SECTION 6.1 COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all reasonable out-of-pocket expenses of Landmark, including reasonable fees and disbursements of counsel, in connection with: (i) the preparation, execution, delivery, and filing, if required, of this Agreement, the Wachovia Letters of Credit, the Related Documents and otherwise, (ii) any amendments, supplements, consents or waivers hereto or thereto, and (iii) the administration or enforcement of this Agreement, the Wachovia Letters of Credit and the Related Documents and any other documents which may be delivered in connection herewith or therewith. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and the Related Documents and agrees to save Landmark harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. It is the intention of the parties hereto that the Company shall pay amounts referred to in this Section directly. In the event Landmark pays any of the amounts referred to in this Section directly, the Company will reimburse Landmark for such advances and interest on such advance shall accrue until reimbursed at then applicable interest rate hereunder.

     SECTION 6.2 INDEMNIFICATION. From and at all times after the date of this Agreement, and in addition to all of Landmark's other rights and remedies against the Company, the Company agrees to indemnify, defend and hold harmless Landmark, and each director, officer, employee, agent, successor, assign and affiliate of Landmark from and against the following (collectively, "Costs"): any and all claims (whether valid or not), losses, damages, actions, suits, inquiries, investigations, administrative proceedings, judgments, liens, liabilities, penalties, fines, amounts paid in settlement, requirements of governmental authorities, punitive damages, interest, damages to natural resources and other costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees and expenses, court costs and fees, and consultant and expert witness fees and expenses) arising in any manner, directly or indirectly, out of or by reason of (a) the performance of this Agreement or the Related Documents, or any transaction contemplated herein or therein, whether or not Landmark or any other party protected under the indemnity agreement under this paragraph is a party to any action, proceeding or suit in question, or the target of any inquiry or investigation in question; PROVIDED, HOWEVER, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party (as finally determined by a court of competent jurisdiction), (b) any breach of any of the covenants, warranties or representations of the Company hereunder or under any Related Document, and/or (c) any violation or alleged violation of any environmental law, federal or state securities law, common law, equitable requirement or other legal requirement by the Company or with respect to any property owned, leased or operated by the Company (in the past, currently or in the future).

     All of the foregoing Costs and obligations of the Company shall be additional obligations hereunder. In the event Landmark or any other indemnified party shall suffer or incur any Costs, the Company shall pay to the indemnified party the total of all such Costs suffered or incurred by the party, and fulfill its other obligations hereunder, on demand.

     Without limiting the foregoing, the Company shall be obligated to pay, on demand, the costs of any investigation, monitoring, assessment, enforcement, removal, remediation, restoration or other response or corrective action undertaken by Landmark or any other indemnified party, or their respective agents, with respect to any property owned, leased or operated by the Company.

     SECTION 6.3 WAIVER OF JURY TRIAL. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE COMPANY HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING WITHIN THE STATE OF ILLINOIS FOR ANY ACTION TO WHICH THE COMPANY AND LANDMARK ARE PARTIES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS. TO THE EXTENT PERMITTED BY LAW, THE COMPANY WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION WHICH THE COMPANY MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION INSTITUTED HEREUNDER OR UNDER ANY OF THE RELATED DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS, OR ANY OTHER PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS TO WHICH LANDMARK IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF LANDMARK OR THE COMPANY, AND THE COMPANY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF LANDMARK TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION THAT HAS JURISDICTION OVER THE COMPANY.

     SECTION 6.4 WAIVER OF AUTOMATIC OR SUPPLEMENTAL STAY. IN THE EVENT THAT A PETITION FOR RELIEF UNDER ANY CHAPTER OF THE BANKRUPTCY CODE IS FILED BY OR AGAINST THE COMPANY, THE COMPANY PROMISES AND COVENANTS THAT IT WILL NOT SEEK A SUPPLEMENTAL STAY PURSUANT TO BANKRUPTCY CODE SECTION 105 OR 362 OR ANY OTHER RELIEF PURSUANT TO BANKRUPTCY CODE SECTION 105 OR ANY OTHER PROVISION OF THE BANKRUPTCY CODE, WHETHER INJUNCTIVE OR OTHERWISE, WHICH WOULD STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT LANDMARK'S ABILITY TO ENFORCE ANY RIGHTS IT HAS, AT LAW OR IN EQUITY, TO COLLECT THE REIMBURSEMENT OBLIGATIONS FROM ANY PERSON OTHER THAN THE COMPANY.

     SECTION 6.5 NOTICES. All demands, notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered, if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt), or five (5) days after being mailed, if mailed by first class, registered or certified mail, postage prepaid, to the address or telecopy number set forth below:

Company:   CoolSavings, Inc.
           360 N. Michigan Avenue, 19th Floor
           Chicago, Illinois 60601
           Attention: General Counsel
                      Chief Financial Officer
           Facsimile: (312) 853-0456

With a
copy to:   Jaiffe, Raitt, Heuer & Weiss, P.C.
           One Woodward Avenue, Suite 2400
           Detroit, Michigan 48226
           Attention: Peter Sugar
           Facsimile: (313) 961-8358

Landmark:  Landmark Communications, Inc.
           150 W. Brambleton Avenue
           Norfolk, Virginia 23510
           Attention: Guy R. Friddell, III
           Facsimile: (757) 664-2164

With a
copy to:   Willcox & Savage, P.C.
           1800 Bank of America Center
           Norfolk, Virginia 23510
           Attention: Thomas C. Inglima
           Facsimile: (757) 628-5566

The Company or Landmark may, by notice given hereunder, designate any further or different address or facsimile numbers to which subsequent demands, notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.


     SECTION 6.6 LIMITED LIABILITY OF LANDMARK. As between the Company and Landmark, the Company agrees to assume all risk of the acts or omissions of Landmark with respect to its use of the Wachovia Letters of Credit. Neither Landmark nor any of its affiliates, shareholders, officers or directors shall be liable or responsible for: (a) the use which may be made of the Wachovia Letters of Credit or for any acts or omissions of Wachovia Bank in connection therewith; (b) the validity, or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged;
(c) any other circumstances whatsoever in making or failing to make payment under the Wachovia Letters of Credit; or (d) any punitive, exemplary, consequential, indirect or special damages, whether arising in contract, tort or otherwise.

     SECTION 6.7 CONTINUING OBLIGATIONS; REVIVAL OF OBLIGATIONS. The obligations of the Company under this Agreement shall continue until all amounts due and owing to Landmark hereunder shall have been paid in full; PROVIDED, HOWEVER, that the obligations of the Company pursuant to Section
6.1 and Section 6.2 hereof shall survive the termination of this Agreement for the full period of the applicable statutes of limitation. The Company further agrees that to the extent the Company makes a payment to Landmark, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other similar state or federal statute, common law or principles of equity, then, to the extent of such repayment by Landmark, the Reimbursement Obligations or part thereof intended to be satisfied by such payment shall be revived and continued in full force and effect as if such payment had not been received by Landmark.

     SECTION 6.8 CONTROLLING LAW. This Agreement has been executed, delivered and accepted at, and shall be deemed to have been made in, the Commonwealth of Virginia and shall be interpreted in accordance with the internal laws (as opposed to conflicts of laws provisions) of the Commonwealth of Virginia).

     SECTION 6.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company, its successors and assigns.

     SECTION 6.10 ASSIGNMENT AND SALE. Without the prior written consent of Landmark, the Company may not sell, assign or transfer this Agreement or any of the Related Documents or any portion hereof or thereof, including without limitation the Company's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

     SECTION 6.11 AMENDMENTS AND WAIVERS. This Agreement can be amended or modified, or any provision hereof may be waived, only by an instrument in writing signed by the parties.

     SECTION 6.12 SEVERABILITY. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.

     SECTION 6.13 ENTIRE AGREEMENT. This Agreement and the documents and instruments executed and delivered contemporaneously herewith embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of such persons, verbal or written, relating to the subject matter hereof. This Agreement and the documents and instruments executed in connection herewith represent the final agreement between the parties and may not be contradicted by prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     SECTION 6.14 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.

     SECTION 6.15 CAPTIONS. The captions to the various sections and subsections of this Agreement have been inserted for convenience only and shall not limit or affect any of the terms hereof.





             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -

                        SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.




                      COOLSAVINGS, INC., a Delaware corporation


                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------



                      LANDMARK COMMUNICATIONS, INC.,
                      a Virginia corporation


                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------

                                ANNEX I


                   Real Property Leases, Lessors and

                      Wachovia Letters of Credit

                               EXHIBIT A
                               ---------


                      Chicago Reimbursement Note

                               EXHIBIT B
                               ---------

                      New York Reimbursement Note

                               EXHIBIT C
                               ---------

                   San Francisco Reimbursement Note

                             SCHEDULE 4.1

        Exceptions to Representations, Warranties and Covenants

                             SCHEDULE 4.8

                                 Liens

                                                   ANNEX I


                                         TO REIMBURSEMENT AGREEMENT


                                                                          Initial             Outside
                      Letter of Credit             (Initial) Wachovia     Expiration          Termination
Lease and Lessor      Required Under Lease         Letter of Credit       Date                Date
----------------      --------------------         ------------------     ---------------     ------------

Chicago Lease: Lease  $1,372,223 (replaces         $1,372,223             4/30/03             4/30/05
Agreement dated Jan-  3 ANB Letters of Credit;
uary 3, 2002, as      Nos. 60752301, 60751398,                                                4/30/10 (2)
amended, between 360  60751358) (1)
North Michigan Trust
and the Company

New York Lease: Lease $92,340 (replaces ANB        $92,340                4/30/03             4/30/05
made May 18, 2000     Letter of Credit No.         (No. SM42666W)         (Automatic annual
between 230 Park      60751440) (3)                                       renewal if not
Investors, LLC and                                                        cancelled)
the Company

San Francisco Lease:  $134,104 (replaces ANB       $134,104               3/31/03             3/31/05
Lease Agreement dated Letter of Credit No.
as of April 7, 2000,  6075144) (4)
as amended, between
153 Kearny Associates,
LLC and the Company

------------------------------


(1)  Amount indicated reflects amount as of August 30, 2002; steps down as follows: $1,059,723 from 5/1/03 to 4/30/04; $747,223 from 5/1/04 to 4/30/05; $434,723 from 5/1/05 to 4/30/10 (See Footnote 2)

(2)  The original lease requires Letters of Credit only through 4/30/05.  The landlord has taken a position that the amendments to the original lease require Letters of Credit through the end of the lease term
     (4/30/10).  CoolSavings disagrees with this interpretation.

(3)  Amount indicated reflects amount as of August 30, 2002; steps down as follows:  $61,560 from 5/1/03 to 4/30/05

(4)  Amount indicated reflects amount as of August 30, 2002; steps down as follows:  $67,052 from 4/1/03 to 3/31/05



EXHIBIT A

                                             August 31, 2002




                            PROMISSORY NOTE


     FOR VALUE RECEIVED, COOLSAVINGS, INC., a Delaware Corporation (the "Borrower"), promises to pay ON DEMAND to the order of LANDMARK COMMUNICATIONS, INC., a Virginia corporation (the "Lender"), at 150 W. Brambleton Avenue, Norfolk, Virginia 23510, or at such other place as the Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of One Million Three Hundred Seventy-Two Thousand Two Hundred Twenty-Three Dollars ($1,372,223) or so much thereof as may be disbursed and remain outstanding from time to time hereafter as Drawdown Advances (defined below) with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding and a 360-day year) on each advance made (or deemed made) hereunder from date of advance (or deemed advance) until paid in full at a rate per annum equal to seven percent (7%); PROVIDED, HOWEVER, that if the Borrower fails to pay any amount when due, interest on the unpaid principal amount shall accrue and be payable at the Demand Interest Rate (defined below) from the date of such default until paid in full. Each Drawdown Advance may be endorsed on the schedule attached hereto and by this reference incorporated herein by the Lender (PROVIDED, HOWEVER, that any failure by the Lender to make any such endorsement shall not limit, modify or affect the obligations of the Borrower hereunder).

     This Promissory Note evidences borrowings under, and is subject to, and shall be paid and enforced in accordance with, the terms of that certain Amended and Restated Reimbursement Agreement dated the date hereof between the Lender and the Borrower (such agreement as it may be amended or supplemented from time to time is hereinafter called the "Reimbursement Agreement") and is secured by that certain Amendment to Senior Secured Loan and Security Agreement, dated the date hereof between the Lender and the Borrower. The terms and provisions of the Reimbursement Agreement are hereby incorporated herein by reference and made a part hereof.

     Nothing herein shall limit any right granted to the Lender by any other instrument or by law or equity.

     The Borrower hereby waives demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Reimbursement Agreement.

     The Borrower may prepay any Drawdown Advance at any time or from time to time without penalty or premium, provided that the Borrower shall give the Lender notice of each prepayment as set forth in the Reimbursement Agreement.

     The Borrower agrees that if the Borrower fails to pay any amount when due under this Promissory Note and any such amount is thereafter collected by law or through an attorney at law, the Borrower shall pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees, all as set forth in the Reimbursement Agreement.

     As used herein, the terms "Drawdown Advance" and "Demand Interest Rate" shall have the same meaning given each such term in Article 1 of the Reimbursement Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be duly executed under seal as of the day and year first above written.



                            COOLSAVINGS, INC., a Delaware corporation


                            By:
                                  ------------------------------

                            Name:
                                  ------------------------------

                            Title:
                                  ------------------------------

                      SCHEDULE TO PROMISSORY NOTE





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                                   3

EXHIBIT B

                                       August 31, 2002




                            PROMISSORY NOTE



     FOR VALUE RECEIVED, COOLSAVINGS, INC., a Delaware Corporation (the "Borrower"), promises to pay ON DEMAND to the order of LANDMARK COMMUNICATIONS, INC., a Virginia corporation (the "Lender"), at 150 W. Brambleton Avenue, Norfolk, Virginia 23510, or at such other place as the Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of Ninety-Two Thousand Three Hundred Forty Dollars ($92,340) or so much thereof as may be disbursed and remain outstanding from time to time hereafter as Drawdown Advances (defined below) with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding and a 360-day year) on each advance made (or deemed made) hereunder from date of advance (or deemed advance) until paid in full at a rate per annum equal to seven percent (7%); PROVIDED, HOWEVER, that if the Borrower fails to pay any amount when due, interest on the unpaid principal amount shall accrue and be payable at the Demand Interest Rate (defined below) from the date of such default until paid in full. Each Drawdown Advance may be endorsed on the schedule attached hereto and by this reference incorporated herein by the Lender (PROVIDED, HOWEVER, that any failure by the Lender to make any such endorsement shall not limit, modify or affect the obligations of the Borrower hereunder).

     This Promissory Note evidences borrowings under, and is subject to, and shall be paid and enforced in accordance with, the terms of that certain Amended and Restated Reimbursement Agreement dated the date hereof between the Lender and the Borrower (such agreement as it may be amended or supplemented from time to time is hereinafter called the "Reimbursement Agreement") and is secured by that certain Amendment to Senior Secured Loan and Security Agreement, dated the date hereof between the Lender and the Borrower. The terms and provisions of the Reimbursement Agreement are hereby incorporated herein by reference and made a part hereof.

     Nothing herein shall limit any right granted to the Lender by any other instrument or by law or equity.

     The Borrower hereby waives demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Reimbursement Agreement.

     The Borrower may prepay any Drawdown Advance at any time or from time to time without penalty or premium, provided that the Borrower shall give the Lender notice of each prepayment as set forth in the Reimbursement Agreement.

     The Borrower agrees that if the Borrower fails to pay any amount when due under this Promissory Note and any such amount is thereafter collected by law or through an attorney at law, the Borrower shall pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees, all as set forth in the Reimbursement Agreement.

     As used herein, the terms "Drawdown Advance" and "Demand Interest Rate" shall have the same meaning given each such term in Article 1 of the Reimbursement Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be duly executed under seal as of the day and year first above written.


                      COOLSAVINGS, INC., a Delaware corporation



                      By:
                            ------------------------------

                      Name:
                            ------------------------------

                      Title:
                            ------------------------------

                      SCHEDULE TO PROMISSORY NOTE





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                    AMOUNT OF            AMOUNT OF
       DATE         DRAWDOWN       PAYMENT OR PREPAYMENT
-------------------------------------------------------------------------

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                                   3

EXHIBIT C

                                             August 31, 2002



                            PROMISSORY NOTE


     FOR VALUE RECEIVED, COOLSAVINGS, INC., a Delaware Corporation (the "Borrower"), promises to pay ON DEMAND to the order of LANDMARK COMMUNICATIONS, INC., a Virginia corporation (the "Lender"), at 150 W. Brambleton Avenue, Norfolk, Virginia 23510, or at such other place as the Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of One Hundred Thirty-Four Thousand One Hundred Four Dollars ($134,104) or so much thereof as may be disbursed and remain outstanding from time to time hereafter as Drawdown Advances (defined below) with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding and a 360-day year) on each advance made (or deemed made) hereunder from date of advance (or deemed advance) until paid in full at a rate per annum equal to seven percent (7%); PROVIDED, HOWEVER, that if the Borrower fails to pay any amount when due, interest on the unpaid principal amount shall accrue and be payable at the Demand Interest Rate (defined below) from the date of such default until paid in full. Each Drawdown Advance may be endorsed on the schedule attached hereto and by this reference incorporated herein by the Lender (PROVIDED, HOWEVER, that any failure by the Lender to make any such endorsement shall not limit, modify or affect the obligations of the Borrower hereunder).

     This Promissory Note evidences borrowings under, and is subject to, and shall be paid and enforced in accordance with, the terms of that certain Amended and Restated Reimbursement Agreement dated the date hereof between the Lender and the Borrower (such agreement as it may be amended or supplemented from time to time is hereinafter called the "Reimbursement Agreement") and is secured by that certain Amendment to Senior Secured Loan and Security Agreement, dated the date hereof between the Lender and the Borrower. The terms and provisions of the Reimbursement Agreement are hereby incorporated herein by reference and made a part hereof.

     Nothing herein shall limit any right granted to the Lender by any other instrument or by law or equity.

     The Borrower hereby waives demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Reimbursement Agreement.

     The Borrower may prepay any Drawdown Advance at any time or from time to time without penalty or premium, provided that the Borrower shall give the Lender notice of each prepayment as set forth in the Reimbursement Agreement.

     The Borrower agrees that if the Borrower fails to pay any amount when due under this Promissory Note and any such amount is thereafter collected by law or through an attorney at law, the Borrower shall pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees, all as set forth in the Reimbursement Agreement.

     As used herein, the terms "Drawdown Advance" and "Demand Interest Rate" shall have the same meaning given each such term in Article 1 of the Reimbursement Agreement.








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


     IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be duly executed under seal as of the day and year first above written.



                      COOLSAVINGS, INC., a Delaware corporation



                      By:
                            ------------------------------

                      Name:
                            ------------------------------

                      Title:
                            ------------------------------

                      SCHEDULE TO PROMISSORY NOTE





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